LEASE AGREEMENT

1.       Basic Provisions

     1.1 Parties: This Lease Agreement (the "Lease") is executed in duplicate at Los Angeles, California, on December 1, 2002, by and between Aura Realty, Inc., a Delaware corporation ("Lessor"), and Aura Systems, Inc., a Delaware corporation ("Lessee").

     1.2 Letting: In accordance with that certain Agreement for Sale and Leaseback dated as of December 1, 2002 by and between Lessee and Purchaser (as defined in the Agreement for Sale and Leaseback), to which a copy of this Lease is attached, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises (as defined in Section 1.4), for the term, at the rental and upon all of the other terms, covenants and conditions set forth herein.

     1.3 Use: Lessee may use the Premises for the purpose of conducting therein office, research and development, light manufacturing, distribution, production and warehouse activities.

     1.4 Premises: That certain real property commonly known as 2335 Alaska Avenue and 2330 Utah Avenue situated in the City of El Segundo, County of Los Angeles, State of California, and more particularly described as follows (collectively, the "Premises"):

                  The Premises includes a total of approximately 133,389 square feet of land consisting of a two-story approximately 48,896 square foot building and a one-story approximately 27,692 square foot building, and all appurtenances and improvements thereto, including parking and storage areas in and around the buildings, as more particularly described on Exhibit A attached hereto and incorporated herein by this reference.

     1.5 Term: The term of this Lease (the "Lease Term") shall be for ten (10) years, commencing upon execution of this Lease (the "Commencement Date") and ending ten years (10) thereafter; provided, however, if LaSalle (as defined in the Agreement for Sale and Leaseback) does not consent to the transfer of the Stock (as defined in the Agreement for Sale and Leaseback), the effective date of this Lease shall be the date of the Second Closing (as defined in the Agreement for Sale and Leaseback). Lessee may terminate the Lease without consequence (i) thirty-six (36) months after the Commencement Date, provided that Lessee shall pay to Lessor an amount equal to one (1) year's Base Rent (as defined in Section 1.6), or (ii) sixty (60) months after the Commencement Date, provided that Lessee shall pay to Lessor an amount equal to six (6) month's Base Rent or (iii) ninety-six (96) months after the Commencement Date, provided that Lessee shall pay to Lessor an amount equal to three (3) month's Base Rent.

     1.6 Rent: Monthly base rent ("Base Rent") in an amount equal to Eighty-One Thousand Eight Hundred Six and 50/100 Dollars ($81,806.50) shall be payable in advance on or before the first (1st) day of each calendar month during the Lease Term. Base Rent shall increase each year over the prior year's Base Rent rounded to the nearest dollar by the increase in the commodity index commonly known as the U.S. Bureau of Labor Statistics Consumer Price Index for All Urban Consumers
- All Items (Base 1982-84=100) for the County of Los Angeles, State of California from the first day to last day of the year in which the Commencement Date and each anniversary of the Commencement Date thereafter occurs, on the annual anniversary of the Commencement Date during the Lease Term; provided that Base Rent shall not increase by more than three percent (3%) during any twelve-month period commencing on the Commencement Date.

     The term "Rent," as used herein, shall mean the Base Rent and all other amounts required to be paid by Lessee to Lessor pursuant to the terms of this Lease. All Rent shall be paid in lawful money of the United States of America, without offset or deduction, to Lessor at such place as may be designated from time to time by Lessor. Rent for any period less than a full calendar month shall be a pro rata portion of the monthly installment, less any amount previously paid by Lessee to the mortgage holder. On the Commencement Date, Lessee shall deposit with Lessor an amount equal to the first month's Base Rent (or such pro rata portion thereof). The deposit of the first month's Base Rent shall be applied by Lessor to the first month's Base Rent due and payable on the Commencement Date. The Commencement Date notwithstanding, all Rent shall be due and payable in advance on or before the first (1st) day of each calendar month during the Lease Term.

     1.7 Security Deposit: Lessor shall holdback from the Purchase Price set forth in the Agreement for Sale and Leaseback as a security deposit ("Security Deposit") an amount equal to One Hundred Fifty Thousand Dollars ($150,000), together with the last month's Base Rent of Eighty-One Thousand Eight Hundred Six and 50/100 Dollars ($81,806.50) for a total of Two Hundred Thirty-One
Thousand Eight Hundred Six and 50/100 Dollars ($231,806.50). The Security Deposit shall be held by Lessor as security for the faithful performance of Lessee's obligations under this Lease. If Lessee commits a default as provided for herein, including but not limited to a default with respect to the provisions contained herein relating to the condition of the Premises, Lessor may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any amount which Lessor may spend by reason of the default by Lessee. If any portion of the Security Deposit is so used or applied, Lessee shall, within ten (10) days after receipt of written demand by Lessor thereof restore the Security Deposit to its original amount. Lessee's failure to do so shall be a default by Lessee. Within fourteen (14) days after the expiration or earlier termination of this Lease, Lessor shall release to Lessee that portion of the Security Deposit not used or applied by Lessor.

     1.8 Holdback: In addition to the Security Deposit set forth in Section 1.7, Lessor shall holdback as additional security an amount equal to Two Hundred Fifty Thousand Dollars ($250,000) from the Purchase Price set forth in the Agreement for Sale and Leaseback, until such time as Lessee raises additional capital in the aggregate amount of not less than Two Million Dollars ($2,000,000) through the sale of equity or from a source other than the Alpha Agreement (as defined in Section 1.9) or the Agreement for Sale and Leaseback. Upon Lessee's satisfaction of the above and issuance of a press release to that effect, Lessor shall release the $250,000 additional security to Lessee within three (3) business days after issuance of such press release. If Lessee does not satisfy the above, Lessor shall release to Lessee within fourteen (14) days after the expiration or earlier termination of this Lease that portion of the $250,000 additional security not used or applied by Lessor.

     1.9 Additional Security: To further secure Lessee's faithful performance of Lessee's payment obligations under this Lease, Lessee shall grant to Lessor a security interest in that certain Asset Purchase Agreement by and between Aura Ceramics, Inc., Aura Systems, Inc., and Alpha Ceramics, Inc. (as amended from time to time, the "Alpha Agreement"), and the proceeds thereof payable to Lessee. In addition, Lessee covenants that it will include in its monthly Rent payment to Lessor, the monthly payment which it receives under the Alpha Agreement which shall not be in addition to Lessee's Rent payment obligation hereunder but a part thereof. In the event that Lessee shall be in default under this Lease, Lessor shall have the authority to direct the obligor under the Alpha Agreement to pay the monthly payments due and payable thereunder directly to Lessor.

     Notwithstanding the foregoing, after the transfer of 100% of the Stock (as defined in the Agreement for Sale and Leaseback) to Lessor, Lessee shall have the right to substitute $670,000 in cash as the additional security (the "Substitute Additional Security") in lieu of and as a substitute for the security interest in the Alpha Agreement and receive a termination and release of the security interest in the Alpha Agreement. If, after the transfer of 100% of the Stock to Lessor, (i) Lessee has substituted $670,000 in cash as the Substitute Additional Security and (ii) Lessee has reported two (2) consecutive quarters with breakeven cash flow from Lessee's operations as reported on its form 10Q or 10K filed with the SEC, the Substitute Additional Security shall be reduced to $270,000 and Lessor shall release $400,000 of the Substitute Additional Security to Lessee within five (5) business days after written notice thereof to and confirmation by Lessor. If Lessee reports three (3) consecutive quarters with breakeven cash flow from Lessee's operations as reported on its form 10Q or 10K filed with the SEC, the Substitute Additional Security shall be further reduced from $270,000 to $100,000 and Lessor shall release an additional $170,000 of the Substitute Additional Security to Lessee within five (5) business days after written notice thereof to and confirmation by Lessor. If Lessee reports net positive cash flow from Lessee's operations as reported on its form 10K filed with the SEC in total for any four (4) rolling quarters, the security interest in the Alpha Agreement shall be terminated or the Substitute Additional Security shall be reduced to $0 and Lessor shall release all of the Substitute Additional Security to Lessee, as the case may be, within five (5) business days after written notice thereof to and confirmation by Lessor. Upon Lessee's satisfaction of the above, Lessor shall execute such documents as are reasonably required to evidence the termination and release of the security interest in the Alpha Agreement within five (5) business days after written notice thereof to Lessor. If Lessee does not satisfy the above, Lessor shall release to Lessee within fourteen (14) days after the expiration or earlier termination of this Lease that portion of the Substitute Additional Security not used or applied by Lessor. The Substitute Additional Security shall be held in a separate interest-bearing account and any interest accruing thereon shall accrue for the benefit of Lessee and be released to Lessee concurrently upon release of the Substitute Additional Security.

     1.10 Late Charges: Lessee hereby acknowledges that a late payment made by Lessee to Lessor of Rent or other amounts due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges, which may be imposed on Lessor according to the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or any other amounts due from Lessee is not received by Lessor or Lessor's designee by the tenth (10th) day after such amount is due, Lessee shall pay to Lessor a late charge equal to five (5%) percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payments made by Lessee. Acceptance of such late charges by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor shall it prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     1.11 Quiet Enjoyment: Lessor covenants and agrees with Lessee that upon Lessee paying Rent and performing its covenants and conditions under this Lease, Lessee shall and may peaceably and quietly have, hold and enjoy the Premises for the Lease Term, subject, however, to any rights reserved by Lessor hereunder.

     1.12 Possession: Possession of the Premises shall be deemed tendered and the term shall commence on the Commencement Date.

2. Acceptance of Premises And Covenants To Surrender: Lessee accepts the Premises in its "AS IS" condition and state of repair. Lessee agrees on the last day of the Lease Term, or on the sooner termination of this Lease, to surrender the Premises to Lessor in Good Condition and Repair (as defined below). "Good Condition and Repair" means that the Premises are in a condition that one would expect the Premises to be in, if throughout the Lease Term Lessee (i) uses and maintains the Premises in a commercially reasonable manner and in an accordance with the requirements of this Lease and (ii) makes all Required Replacements (as defined below). "Required Replacements" are the repairs or replacements to any equipment, fixtures, and improvements that a commercially reasonable tenant would make with the exception of (i) any reasonable wear and tear and (ii) the repair or replacement of the heating, ventilation and air conditioning system ("HVAC") or the roof of the Premises, each of which shall be the responsibility of Lessor. Lessee, on or before the end of the Lease Term or sooner termination of this Lease, shall remove all of its personal property, equipment and trade fixtures from the Premises, and all such property not so removed shall be deemed to be abandoned by Lessee. Lessee shall reimburse Lessor for all storage and disposition costs incurred by Lessor relative to Lessee's abandoned property. If the Premises are not surrendered at the end of the Lease Term or earlier termination of this Lease, Lessee shall indemnify Lessor against any loss or liability resulting from any delay caused by Lessee in surrendering the Premises including, without limitation, any claims made by any succeeding tenant caused by such delay.

3. Uses Prohibited: Lessee shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance, or other act or thing which may unreasonably disturb the quiet enjoyment of any other tenant in or around the buildings in which the Premises are located or allow the Premises to be used for any unlawful purpose, or place any loads upon the floor, walls, or ceiling which endanger the structure, or use any machinery or apparatus which vibrate or shake the Premises or the building of which it is a part in a manner to adversely affect the structural integrity of the buildings, or place any harmful liquids in the drainage system of the buildings. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of any designated areas, unless approved by the applicable governing authority and Lessor, as applicable. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of any designated areas, unless approved by the applicable governing authority and Lessor, as applicable. Lessor hereby consents to Lessee's use of any materials which are incidental to the normal, day-to-day operations of any office user and light manufacturer, but this does not relieve Lessee of any of its obligations not to contaminate the Premises and related real property or violate any Hazardous Materials Laws (as defined in Section 13.1).

4. Alterations And Additions: Lessee shall not make, or suffer to be made, any non-structural alteration or addition to the Premises that has an aggregate cost in excess of twenty-five thousand dollars ($25,000) or any structural alteration or addition to the Premises regardless of cost, without the prior written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed. Lessee shall have the right to make interior, non-structural alterations and improvements to the Premises without Lessor's prior written consent thereto for any alterations and improvements that cost less than twenty-five thousand dollars ($25,000). Any addition or alteration to the Premises, except movable furniture, equipment and trade fixtures, shall become at once a part of the realty and belong to Lessor at the end of the Lease Term or earlier termination of this Lease. Alternations and additions which are not deemed as trade fixtures shall include HVAC, lighting systems, electrical systems, hardwall partitioning, carpeting, or any other installation which has become an integral part of the Premises. Lessee agrees that it will not proceed to make such alternations or additions until five (5) days after the receipt of all required applicable government permits and Lessor's consent, so that Lessor may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Lessee's improvements. Lessee shall at all times permit such notices to be posted and to remain posted until the completion of work. At the end of the Lease Term or earlier termination of this Lease, all tenant improvements, all related equipment, and any additions or alterations installed by Lessee after Commencement Date shall be removed from the Premises unless Lessor informs Lessee in writing at the time the alterations and/or improvements that such improvements may remain on the Premises. Notwithstanding the above, Lessor hereby agrees to allow any reasonable alterations and improvements to the Premises and will notify Lessee at the time of approval if such improvements or alterations are to be removed at the end of the Lease Term or earlier termination of this Lease.

5.       Maintenance Of Premises:

     (a) Except as otherwise set forth in Section 5(b) below, Lessee shall at its sole cost and expense keep, repair, and maintain the interior and exterior of the Premises in good condition and repair, including, but not limited to, the interior walls and floors of all offices and other interior areas, doors, all lighting systems, driveways, walkways, entranceways, landscaping, security systems, exterior walls, windows and fencing. Notwithstanding the foregoing, pursuant to Section 1.5 of the Agreement for Sale and Leaseback, Lessee shall be responsible for making (i) any required roof repairs and electrical repairs (in order for the electrical system to comply with the applicable building code) to the Premises within ninety (90) days after the Initial Closing Date (as defined in the Agreement for Sale and Leaseback), (ii) any required HVAC repairs to the Premises within one hundred twenty (120) days after the Initial Closing Date and
(iii) any other required repairs to the Premises within twelve (12) months after the Initial Closing Date. After Lessee has completed the HVAC repairs set forth in (ii) above, Lessee shall, (a) at Lessee's sole cost and expense, obtain a maintenance service contract, in customary form and substance, for the HVAC and
(b) be responsible for any other HVAC repairs to the Premises in an amount not to exceed $5,000 per year. Lessor shall not be liable for any damages resulting from Lessee's failure to timely complete any of the repairs set forth in (i),
(ii) or (iii) above.

     (b) Except as otherwise set forth in Section 5(a) above, Lessor shall, at Lessor's sole cost and expense, keep, repair, and maintain in good condition and repair the following:

          1. HVAC repairs or replacements; and

          2. Roof, roof membrane and roof structure repairs or replacements.

6. Insurance: Lessee shall obtain at Lessee's sole cost and expense and maintain, or cause to be maintained, insurance for Lessor and the Premises providing at least the following coverages.

     (a) Insurance against loss or damage by fire, casualty and other hazards as now are or subsequently may be covered by an "all risk" policy or a policy covering "special" causes of loss, with such endorsements as Lessor may from time to time reasonably require and which are customarily required by Lessor of similar properties similarly situated covering the improvements and personal property in an amount equal to one hundred percent (100%) of the full insurable replacement value of the improvements and personal property (exclusive of footings and foundations below the lowest basement floor) without deduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing the coverage. The policy shall include inflation guard coverage that insures that the policy limits will be increased over time to reflect the effect of inflation. Each policy shall, subject to Lessor's approval, contain a replacement cost endorsement, without deduction for depreciation and either an agreed amount endorsement or a waiver of any co-insurance provisions, and shall provide for a deductible not to exceed One Hundred Thousand Dollars ($100,000).

     (b) Commercial general liability insurance under a policy containing "Comprehensive General Liability Form" of coverage (or a comparably worded form of coverage) and the "Broad Form CGL" endorsement (or a policy which otherwise incorporates the language of such endorsement), providing coverage on an occurrence (not "claims made") basis, which policy shall include, without limitation, coverage against claims for personal injury, bodily injury, death and property damage liability with respect to the property and the operations related thereto, whether on or off the property, and the following coverages:
Employee as Additional Insured, Product Liability/Completed Operations; Broad Form Contractual Liability, Independent Contractor, Personal Injury and Advertising Injury Protection, Medical Payment (with a minimum limit of Five Thousand Dollars ($5,000) per person), Broad Form Cross Suits Liability Endorsement, where applicable, hired and non-owned automobile coverage (including rented and leased vehicles), but not less than One Million Dollars ($1,000,000) per occurrence with a general aggregate limit of Three Million Dollars ($3,000,000). If such policy shall cover more than one property, such limits shall apply on a "per location" basis. Such liability policy shall delete the contractual exclusion under the personal injury coverage, if possible, and if available, shall include the following endorsements: Notice of Accident, Knowledge of Occurrence, and Unintentional Error and Ommission.

     (c) Rental insurance (which shall be deemed to include business income insurance where applicable) with loss payable to Lessor covering all risks required to be covered by the insurance in an amount equal to not less than one hundred percent (100%) of the actual Rent for the preceding twelve (12) month period.

     (d) Flood insurance with a deductible not to exceed Twenty-Five Thousand Dollars ($25,000), or such greater amount as may be satisfactory to Lessor in its reasonable discretion, and in an amount equal to the full insurable value of the property or the maximum amount available, which ever is less, if the property is located in an area designated by the Secretary of Housing and Urban Development or the Federal Emergency Management Agency as having special flood hazards.

     (e) Worker's compensation insurance or other similar insurance which may be required by governmental authorities or applicable legal requirements in an amount at least to the minimum required by law.

     (f) Such other insurance coverages, in such amounts, and such other forms and endorsements, as may from time to time be reasonably required by Lessor and which are customarily required by other landlords owning similar properties, similarly situated, including, without limitation, coverages against other insurable hazards (including, by the way of example only, sinkhole and mine subsidence), which at the time are commonly insured against and generally available.

     (g) All insurance policies required under this Section 6 shall name Lessor as an additional insured when applicable, have a term of not less than one (1) year (providing Lessor with notice of cancellation at least thirty (30) days in advance or ten (10) days in advance if cancellation is due to non-payment of a premium) and shall be in the form and amount and with deductibles as, from time to time, shall be reasonably acceptable to Lessor and Lessee, under valid and enforceable policies issued by financially responsible insurers either licensed to transact business in the state where the property is located, or obtained through a duly authorized surplus line insurance agent or otherwise in conformity with the laws of such State, with (1) a rating of not less than the third (3rd) highest rating category by either Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Moody's Investors Service, Inc., Fitch Investors Service, Inc. or any successors thereto (each, a "Rating Agency"), or
(2) an A.M. Best Company, Inc. general policy rating of A or higher and a financial size category of not less than X. Originals of all policies or certificates of insurance shall be delivered to Lessor within seven (7) business days after the Commencement Date.

     (h) The insurance required by this Lease may, at the option of Lessee, be effected by blanket and/or umbrella policies issued to Lessee or an affiliate of Lessee covering the property and the properties of such affiliate, provided that in each case, the policies otherwise comply with the provisions of this Lease and allocate to the property, from time to time, the coverage specified by this Lease, without possibility of reduction or coinsurance by reason of, or damage to, any other property (real or personal) named therein.

7. Assignment Or Sublease: Lessee may sublet all or any portion of the Premises or assign its interest in this Lease, provided that Lessee obtains the prior written consent of Lessor. Lessor shall not unreasonably withhold, condition or delay its consent to such an assignment or subletting, including any customary assignment or sublease documents. Lessor's consent to one assignment or subletting shall not be deemed a consent to one assignment or subletting shall not be deemed a consent to any subsequent assignment or subletting. Any assignment or subletting without the prior written consent of Lessor shall be void and shall, at the option of Lessor, terminate this Lease. If Lessor holds an interest in any portion of the security delivered to Lessor under Section 1.9 above and Lessee enters into any assignment or sublease during the last five (5) years of the Lease Term, then fifty percent (50%) of all rents received by Lessee in excess of the Base Rent then due and payable by Lessee under this Lease, the cost of Lessee's maintenance and repair obligations under this Lease and the costs and expenses incurred by Lessee to assign or sublease the Premises shall be delivered to Lessor. If Lessor does not hold an interest in any portion of the security delivered to Lessor under Section 1.9 above due to Lessee's satisfaction of the conditions set forth therein and Lessee enters into any assignment or sublease during the last five (5) years of the Lease Term, then fifty percent (50%) of all rents received by Lessee in excess of the Base Rent then due and payable by Lessee under this Lease, the cost of Lessee's maintenance and repair obligations under this Lease, the cost of Lessee's insurance obligations under this Lease, the cost of Lessee's property tax obligations under this Lease and the costs and expenses incurred by Lessee to assign or sublease the Premises shall be delivered to Lessor.

8. Abandonment: Lessee shall not abandon, vacate or surrender the Premises at any time during the Lease Term, and if Lessee shall abandon, vacate or surrender the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned by Lessee, at the option of Lessor. Notwithstanding the foregoing, the Premises shall not be considered vacated, abandoned or surrendered if Lessee maintains the Premises in Good Condition and Repair, and is not otherwise in default hereunder.

9. Free From Liens: Lessee shall keep the Premises free from any and all liens arising out of any work performed, materials furnished, or obligations incurred by Lessee. However, Lessor shall allow Lessee to contest a lien claim, so long as the claim is discharged prior to any foreclosure proceeding being initiated against the Premises or if initiated, Lessee provides to the appropriate forum a bond for one hundred twenty-five percent (125%) of the lien claim or in a form and amount which stays enforcement of the lien claim.

10. Compliance With Governmental Regulations: Lessee shall, at its sole cost and expense, comply with all of the requirements of all local, municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the Premises, and shall faithfully observe in the use and occupancy of the Premises all local and municipal ordinances and state and federal statutes now in force or which may hereafter be in force.

11. Advertisements And Signs: Lessee shall not place or permit to be placed in, upon or about the Premises any signs not approved by the city, local, state, federal or other applicable governing authority. Lessee shall not place, or permit to be placed upon the Premises, any signs, advertisements or notices without the prior written consent of Lessor, and such consent shall not be unreasonably withheld, conditioned or delayed. Any sign placed on the Premises shall be so placed with the understanding and agreement that Lessee will remove same at the end of the Lease Term or earlier termination of this Lease and repair any damage to the Premises caused thereby, and if not so removed by Lessee, then Lessor may have the same removed at Lessee's sole cost and expense. Lessee shall be entitled to retain in place those signs on the Premises existing on the Commencement Date and shall maintain such signs in good repair.

12. Utilities: Lessee shall pay for all water, gas, heat, light, power, telephone, sewer and other utilities and services supplied to the Premises. Any charges and fees for such water, gas, heat, light, power, telephone, sewer and other utilities and services shall be the obligation of Lessee and paid for by Lessee. Lessor and Lessee agree that Lessor shall not be liable to Lessee for any disruption in any of the utilities or essential services to the Premises unless caused by Lessor's default or failure to maintain and repair hereunder. If any interruption in utilities or essential services that results from Lessor's default or failure to maintain and repair hereunder continues for more than three (3) consecutive days or ten (10) days in any twelve (12) month period and shall render the Premises untenantable for the normal conduct of Lessee's business, a pro rata portion of the Rent based upon the untenantable square feet of the Premises shall abate from the period beginning on the fourth (4th) consecutive day or the eleventh (11th) day in any twelve (12) month period, as applicable, of such interruption and continuing until the Premises is restored to Lessee. Notwithstanding the foregoing, if any interruption of utilities or essential services that do not result from Lessee's default or failure to maintain and repair hereunder shall continue for more than thirty (30) consecutive days, then Lessee shall have the right to terminate this Lease and upon such termination Lessor shall promptly return to Lessee the Security Deposit and terminate and release the Alpha Agreement.

13.      Hazardous Materials.

     13.1 In General. Lessee shall not use, generate, manufacture, produce, store, transport, treat, dispose or permit the escape or release on, under, about or from the Premises, or any part thereof, of any Hazardous Materials (as defined below). If Lessee's use of the Premises requires the use and/or storage of any Hazardous Materials on, under or about the Premises, Lessee shall provide written notice to Lessor, prior to final execution of this Lease, of the identity of such materials and Lessee's proposed plan for the use, storage, and disposal thereof; such use, storage, and disposal shall be subject to Lessor's approval, in Lessor's sole and absolute discretion. If Lessor approves such proposed use, storage, and disposal of specific Hazardous Materials, Lessee may use and store upon the Premises only such specifically approved materials and shall comply with any conditions to such approval as Lessor may impose in its sole and absolute discretion. Lessor's permission hereunder may be withdrawn or modified at any time in Lessor's sole and absolute discretion. Lessee shall fully and promptly comply with all Hazardous Materials Laws (as defined below) at all times during the Lease Term, and at the expiration or earlier termination of the Lease Term, Lessee shall remove and dispose of all Hazardous Materials affecting the Premises resulting from the use or occupancy thereof by Lessee or its agents, employees, suppliers, contractors, subtenants, successors, and assigns regardless of whether such removal is required by any Hazardous Materials Law. Notwithstanding the foregoing, Lessor consents to Lessee's above-ground use, storage, and off-site disposal of products containing small quantities of Hazardous Materials, which products are of a type which are incidental to the normal, day-to-day operations of any office user and light manufacturer, provided that Lessee shall handle, use, store, and dispose of such Hazardous Materials in a safe and lawful manner and shall not allow Hazardous Materials to contaminate the Premises.

     "Hazardous Materials" means any chemical, compound, material, substance or other matter that: (a) is defined as a hazardous substance, hazardous material or waste, or toxic substance under any Hazardous Materials Law, (b) is regulated, controlled or governed by any Hazardous Materials Law, (c) is petroleum or a petroleum product, or (d) is asbestos, formaldehyde, radioactive material, drug, bacteria, virus, or other injurious or potentially injurious material (by itself or in combination with other materials).

     "Hazardous Materials Laws" means any and all federal, state or local laws, ordinances, rules, decrees, orders, regulations or court decisions relating to hazardous substances, hazardous materials, hazardous waste, toxic substances, environmental conditions on, under or about the Premises or soil and ground water conditions, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the California Hazardous Waste Control Act, the Carpenter-Presley-Tanner Hazardous Substances Account Act, the Porter-Cologne Water Quality Control Act, any other Legal Requirement concerning hazardous or toxic substances, and any amendments to the foregoing.

     13.2 Indemnity. Lessee shall indemnify, protect, defend, and hold Lessor, Lessor's affiliates, and any mortgage holder harmless from and against any and all claims arising out of, in connection with, or directly or indirectly arising out of the use, generation, manufacture, production, storage, treatment, release, disposal or transportation of Hazardous Materials by Lessee during the Lease Term, or any assignee or sublessee of Lessee, or their respective agents, contractors, employees, or licensees, on, under, about or from the Premises, including, but not limited to, all foreseeable and unforeseeable costs, expenses, and liabilities related to any testing, repair, cleanup, removal costs, detoxification or decontamination and the preparation and implementation of any closure, remedial action, site assessment costs or other required plans in connection therewith deemed required, necessary or advisable by Lessor or any applicable governing authority, and any foreseeable or unforeseeable consequential damages. Any defense of Lessor pursuant to the foregoing indemnity shall be by counsel reasonably acceptable to Lessor. Neither the consent by Lessor to the use, generation, storage, release, disposal or transportation of Hazardous Materials, nor Lessee's strict compliance with all Hazardous Materials Laws, shall excuse Lessee from Lessee's indemnification obligations hereunder. The foregoing indemnity shall be in addition to and not a limitation of the other indemnification provisions of this Lease. Lessee's obligations hereunder shall survive the termination or expiration of this Lease.

     13.3 Reporting. Lessee shall notify Lessor in writing, immediately after any of the following: (i) Lessee has knowledge, or has reasonable cause to believe, that any Hazardous Materials have been released, discharged or located on, under or about the Premises, whether or not the same is in quantities that would otherwise be reportable to a public agency, (ii) Lessee receives any warning, notice of inspection, notice of violation or alleged violation, or Lessee receives notice or knowledge of any proceeding, investigation, order or enforcement action, under any Hazardous Materials Law concerning the Premises, or (iii) Lessee becomes aware of any claims made or threatened by any third party concerning the Premises respecting Hazardous Materials.

     13.4 Confirmation of Lessee's Knowledge. Upon request from Lessor or any mortgage holder at any time, Lessee shall promptly execute all affidavits, representations, and any other similar documents as Lessor or such mortgage holder may request concerning Lessee's best knowledge and belief regarding the presence or absence, or the use, generation, storage, disposal or transportation of Hazardous Materials, under, about or from the Premises.

     13.5 Asbestos. If any asbestos containing materials that were introduced into the Premises during the Lease Term by Lessee, its affiliates, agents, contractors, employees, assignors, sublessees or transferees, Lessee shall remove all such asbestos containing materials prior to the expiration or earlier termination of this Lease, regardless of whether such removal is required by any Hazardous Materials Law.

14. Attorney's Fees: In case suit should be brought for the possession of the Premises, for the recovery of any amount due hereunder, because of any breach of any other obligation, or to enforce, protect or establish any term, representation, warranty, condition or covenant of this Lease or the right of either party hereunder, the losing party shall pay to the Prevailing Party (as defined below) reasonable attorney's fees and any other costs of suit including expert witness fees, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment. The term "Prevailing Party" shall mean the party that received substantially the relief requested, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

15.      Default:

     15.1 Lessee Default: The occurrence of any of the following shall constitute a default and breach of this Lease by Lessee:

          (a) Any failure by Lessee to pay Rent or to make any other payment required to be made by Lessee hereunder when due;

          (b) The abandonment or vacation of the Premises by Lessee except as provided in Section 8;

          (c) The making by Lessee of any general assignment for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy;

          (d) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets or lessee's interest in this Lease, or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease; or

          (e) A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee.

     Notwithstanding anything contained in this Lease to the contrary, any action or inaction by Lessee hereunder shall not be a default hereunder unless:
(i) Lessee shall have failed to correct the alleged default within fifteen (15) days after receipt of written notice thereof from Lessor to Lessee if the default is one which can be cured by the payment of money; or (ii) Lessee shall have failed to correct the alleged default within thirty (30) days after receipt of written notice thereof from Lessor to Lessee if the default is one which cannot be cured by the payment of money; provided, however, that if the nature of such default is such that the same cannot be reasonably cured within such thirty (30) day period, Lessee shall not be deemed to be in default hereunder if Lessee shall, within such period, commence such cure and thereafter diligently prosecute the same to completion.

     15.2 Surrender Of Lease: In the event of any such default by Lessee, then in addition to any other remedies available to Lessor at law or in equity, Lessor shall have the immediate option to terminate this Lease before the end of the Lease Term and all rights of Lessee hereunder, by giving written notice to Lessee of such intention to terminate. In the event that Lessor terminates this Lease due to a default of Lessee, then Lessor may recover from Lessee: (a) the unpaid Rent which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee provides could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid Rent or the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired Lease Term. The worth at the time of award of the amount referred to in provision (c) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%); and (e) at Lessor's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

     15.3 Right of Entry and Removal: In the event of any such default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee. Lessee hereby agrees that if any such default has not been corrected within seventy-five (75) days after receipt of written notice thereof from Lessor to Lessee, then Lessee shall voluntarily vacate the Premises without causing Lessor to initiate an unlawful detainer action and/or other legal proceeding to remove Lessee.

     15.4 Abandonment: In the event of the vacation or abandonment, except as provided in Section 8, of the Premises by Lessee or in the event that Lessor shall elect to re-enter as provided in Section 15.3 above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, and Lessor does not elect to terminate this Lease as provided in Section 15.2 above, then Lessor may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental rates and upon such other terms and conditions as Lessor, in its sole discretion, may deem advisable with the right to make alterations and repairs to the Premises. In the event that Lessor elects to relet the Premises, then Rent received by Lessor from such reletting shall be applied; first, to the payment of any indebtedness other than Rent due hereunder from Lessee to Lessor; second, to the payment of the reasonable cost of such reletting; third, to the payment of the reasonable cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied to the payment of future Rent as the same may become due and payable hereunder. Should that portion of such Rent received from such reletting during any month, which is applied by the payment of Rent hereunder according to the application procedure outlined above, be less than the Rent payable during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor immediately upon demand therefor by Lessor. Such deficiency shall be calculated and paid monthly. Lessee shall also pay to Lessor, as soon as ascertained, any costs and expenses incurred by Lessor in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

     15.5 No Implied Termination: No re-entry or taking possession of the Premises by Lessor pursuant to Section 15.3 or Section 15.4 of this Lease shall be construed as an election to terminate this Lease unless a written notice of such intention is given by Lessor to Lessee or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Lessor because of any default by Lessee, Lessor may at any time after such reletting elect to terminate this Lease for any such default.

     15.6 Lessor Default: Lessor shall not be deemed in default of its obligations under this Lease unless Lessor fails within a reasonable time to perform any such obligation required to be performed by Lessor, except that Lessee shall be entitled to a proportionate reduction of Rent based on the untenantable square feet of the Premises. For purposes of this Section 15.6, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, or any mortgage holder, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion. In the event that neither Lessor nor such mortgage holder cures said default within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to either (i) terminate this Lease or (ii) cure said breach at Lessee's expense and offset from Rent the actual and reasonable costs to perform such cure; provided, however, that such offset shall not exceed an amount equal to the greater of one month's Base Rent or the Security Deposit. Lessee shall document the cost of said cure and supply said documentation to Lessor.

16. Taxes: Lessee shall pay and discharge prior to the time such charges become delinquent all real estate taxes, personal property taxes, taxes based on vehicles utilizing parking areas in the Premises, Environmental Surcharges (as defined below), privilege taxes, excise taxes, business and occupation taxes, school fees or surcharges, gross receipts taxes, sales and/or use taxes, employee taxes, occupational license taxes, water and sewer taxes, assessments (including, but not limited to, assessments for public improvements or benefit), assessments for local improvement and maintenance districts, and all other governmental impositions and charges of every kind and nature whatsoever, regardless of whether now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing (all of the foregoing being hereinafter collectively called "Tax" or "Taxes") which, at any time during the Lease Term, shall be applicable or against the Premises, or shall become due and payable and a lien or charge upon the Premises under or by virtue of any represent or future laws, statutes, ordinances, regulations, or other requirements of any governmental authority whatsoever. The term "Environmental Surcharge" shall include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder, or any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy in regard to the use, operation or occupancy of the Premises. In the event any such Taxes are payable by Lessor and it shall not be lawful for Lessee to reimburse Lessor for such Taxes, then the Rent payable thereunder shall be increased to net Lessor the same net Rent after imposition of any such Tax upon Lessor as would have been payable to Lessor prior to the imposition of any such Tax. It is the intention of the parties that Lessor shall be free from all such Taxes and all other governmental impositions and charges of every kind and nature whatsoever related to Lessee's business operations at the Premises. However, notwithstanding the foregoing, nothing contained in this Section 16 shall require Lessee to pay any Federal or State income, franchise, estate, inheritance, succession, transfer or excess profits tax imposed upon Lessor. If any general or special assessment is levied and assessed against the Premises, Lessor agrees to use its best reasonable efforts to cause the assessment to become a lien on the Premises securing repayment of a bond sold to finance the improvements to which the assessment relates which is payable in installments of principal and interest over the maximum term allowed by law. It is understood and agreed that Lessee's obligation under this Section will be prorated to reflect the Commencement Date and the end of the Lease Term. Lessee acknowledges that real property taxes (presently $5,450 per month) are to be impounded and paid in monthly installments to Lessor in addition to the Base Rent. Lessor shall provide Lessee with periodic accounting statements regarding the impound account. Lessor shall make periodic adjustments to reflect the actual real property taxes due and payable and any appropriate Rent adjustments will be made at that time.

17. Notices: Unless otherwise provided for in this Lease, any and all written notices or other communication (the "Communication") to be given in connection with this Lease shall be given in writing and shall be given by personal delivery, facsimile transmission or by mailing by registered or certified mail with postage thereon or recognized overnight courier, fully prepaid, in a sealed envelope addressed to the intended recipient as follows:

         (a)      to the Lessor at:         c/o Aries Group Ltd.
                                            12100 Wilshire Boulevard, Suite 705
                                            Los Angeles, California  90025
                                            Attention: Harry Kurtzman
                                            Fax No.: (310) 820-4118
                  with a copy to:           Noy Hayun
                                            4929 Wilshire Boulevard, Suite 407
                                            Los Angeles, CA 90010
                                            Facsimile No.: (323) 930-9907

         (b)      to the Lessee at:         2335 Alaska Avenue
                           El Segundo California 90245
                            Attention: Michael Froch
                             Fax No.: (310) 643-8719

or such other addresses, facsimile number or individual as may be designated by a Communication given by a party to the other parties as aforesaid. Any Communication given by personal delivery shall be conclusively deemed to have been given and received on a date it is so delivered at such address provided that such date is a business day, otherwise on the first business day following its receipt, and if given by registered or certified mail, on the day on which delivery is made or refused or if given by recognized overnight courier, on the first business day following deposit with such overnight courier and if given by facsimile transmission, on the day on which it was transmitted provided such day is a business day, failing which, on the next business day thereafter.

18. Entry By Lessor: Lessee shall permit Lessor and its agents to enter into and upon said Premises at all reasonable times and after reasonable notice using the minimum amount of interference and inconvenience to Lessee and Lessee's business, subject to any security regulations of Lessee, for the purpose of inspecting the same or for the purpose of maintaining the building in which said Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, without any rebate of Rent (subject to Section 6 above) and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises (subject to Section 19 below); and shall permit Lessor and his agents, at any time within ninety (90) days prior to the end of the Lease Term, to place upon said Premises any usual or ordinary "For Sale " or "For Lease" signs and exhibit the Premises to prospective tenants at reasonable hours.

19. Destruction Of Premises: In the event of a partial destruction of the Premises during the Lease Term from any cause whatsoever to an extent not rendering it completely untenantable which is covered by Lessor's property insurance, Lessor shall forthwith repair the same, provided such repairs can be made within one hundred eighty (180) days after the date of the casualty, but such partial destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of Rent based on the untenantable square feet of the Premises. With respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this Section, the provision of Section 1932, Subdivision 2, and of
Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Lessee. In the event of a total destruction of the Premises during the Lease Term to an extent rendering it completely untenantable from any cause whatsoever, then this Lease shall terminate as if the Lease Term had expired and Lessor shall promptly return to Lessee the Security Deposit and terminate and release the Alpha Agreement.

20. Eminent Domain: In the event that the Premises are wholly or partially condemned by eminent domain, inversely condemned, or sold in lieu of condemnation for any public or quasi-public use or purpose, this Lease will terminate as of the earlier of (i) date of title vesting in that proceeding,
(ii) the date that Lessee is dispossessed by the condemning authority or (iii) the date the Premises are not readily accessible or usable, and the Rent will be abated from the date of such termination. Further, upon such termination, Lessor shall promptly return to Lessee the Security Deposit and terminate and release the Alpha Agreement. The Lessor will be entitled to the entire award paid for the condemnation, and the Lessee waives any claim to any part of the award from the Lessor or the condemning authority. However, Lessee will have the right to recover from the condemning authority any compensation that may be separately awarded to Lessee in connection with any award allowable to Lessee by law, including but not limited to lost profits, destruction and/or moving of the improvements, merchandise, furniture, trade fixtures and equipment to a new location.

21. Successors and Assigns: This Lease will be binding on and inure to the benefit of the successors and assigns of Lessor and Lessee, their heirs and court appointed representative.

22.      Subordination; Attornment; Non-Disturbance; Estoppel Certificate:

     22.1 Subordination: This Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligation to perform any of the obligations of the Lessor under this Lease. Any Lender may elect to have this Lease superior to the lien of its Security Device by giving written notice thereof to lessee, whereupon this Lease shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     22.2 Attornment: In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Section 22.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of such new owner, this Lease shall automatically become a new Lease between Lessee and such new owner, upon all of the terms and conditions hereof, for the remainder of the term hereof, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor's obligations hereunder, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor.

     22.3 Non-Disturbance: With respect to the Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement  ("Non-Disturbance  Agreement") from the Lender which  Non-Disturbance
Agreement provides that Lessee's possession of the Premises, and this Lease, will not be disturbed so long as Lessee is not in breach hereof and attorns to the record owner of the Premises.

     22.4 Estoppel Certificate: Lessee agrees, at any time and from time to time, as requested by Lessor or any Lender, upon not less than ten (10) days' prior written notice, to execute and deliver to Lessor or such Lender an estoppel certificate in customary form and substance.

23. No Waiver: No waiver of any default or breach under this lease will be implied from any omission to take action on account of this lease, regardless of any custom and practice or course of dealing. No waiver will effect any default other than the default specified in the waiver, and then the waiver will be operative only for the time and to the extent stated in the lease. Waivers of any covenant will not be construed as a waiver of any subsequent breach of the same covenant. No waiver by either party of any provision under this lease will be effective unless in writing and signed by that party.

24. Holding Over: If Lessee fails to surrender possession of the Premises or any part of the Premises after expiration of the Term, the holding over will constitute a month-to-month tenancy, at a rent equal to the Base Rent in effect immediately prior to the holding over plus twenty five percent (25%) of the Rent. This clause will not be construed as Lessor's permission for Lessee to hold over. Acceptance of Rent by Lessor following expiration or termination shall not constitute a renewal of this Lease.

25. Severable: If any provision of this Lease or the application of any provision is held by a court of competent jurisdiction to be invalid, void, or unenforceable to any extent, the remaining provisions of this Lease and the application of it will remain in full force and will not be affected, impaired, or invalidated.

26. Indeminification: Lessor will not be liable for any loss or damage to person or property caused by theft, fire, acts of God, acts of public enemy, riot, strike, insurrection, war, court order, requisition, or order of government body or authority, unless caused by Lessor's acts, negligence or willful misconduct. Lessee will indemnify and defend Lessor, by counsel acceptable to Lessor, against any liabilities, including reasonable attorneys' fees and court costs, arising out of or relating to the following, unless caused by Lessor's acts, negligence or willful misconduct:

     a) Claims of injury to or death of persons or damage to property occurring or resulting directly or indirectly from the use or occupancy of the Premises, or from activities of Lessee, Lessee's invitees, or anyone about the Premises, or from any other cause;

     b) Claims for work or labor performed or for materials or supplies furnished to or at the request of Lessee in connection with performance of any work done for the account of Lessee within the Premises; and

     c) Claims arising from any breach or default on the part of Lessee in the performance of any covenant contained in this Lease. The provisions of this section will survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to the expiration or termination.

27. Entire Agreement: This Lease sets forth all the agreements between the Lessor and Lessee concerning the Premises, and there are no other agreements, either oral or written, other than as set forth in this Lease.

DATED:  December 1, 2002        LESSEE:

                                AURA SYSTEMS, INC., a Delaware corporation


                                By:  /s/ Neal Meehan
                                     ________________________
                                Its:  ________________________



DATED:  December 1, 2002        LESSOR:


                                AURA REALTY, INC., a Delaware corporation


                                By:  /s/ Neal Meehan
                                      ________________________
                                Its:  ________________________

                                    Exhibit A
                                    EXHIBIT A

                                    PREMISES


The 2335 Alaska Avenue property is legally described as the easterly 51 ft. of Lots 16 and 17 and the Lot 15 (except the easterly 82.13 ft.) in Tract No. 26557 recorded in Map Book 675, pages 95 - 98. 2330 Utah property is legally described as Lot 8 of Tract No. 26557, recorded in Map Book 675, pages 95 - 98.